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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                                ________________

        Date of Report (Date of earliest event reported):  May 22, 2000



                             IKON RECEIVABLES, LLC
             (Exact name of registrant as specified in its charter)



          Delaware                   333-91599                  23-2990188
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)


  1738 Bass Road                                                     31208
    PO Box 9115                                                    (Zip Code)
  Macon, Georgia
(Address of Principal
 Executive Offices)




       Registrant's telephone number, including area code: (912) 471-2300


                                  No Change
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         (Former name or former address, if changed since last report)



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Item 5.     Other Events
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  In connection with the offering of IKON Receivables, LLC Lease-Backed Notes,
Series 2000-1 (the "Offering"), described in a Preliminary Prospectus Supplement dated as of May 19, 2000, and superceded by Prospectus Supplement dated as of May 25, 2000, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials"). Others materials were also furnished to certain prospective investors (the "Other Materials").


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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        (a)     Not applicable.

        (b)     Not applicable.

        (c) Exhibit 99.1 Related Computational Materials (as defined in Item 5 above), Exhibit 99.2 Related Computational Materials (as defined in Item 5 above), and Exhibit 99.3 Other Materials (as defined in Item 5 above).

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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             IKON RECEIVABLES, LLC

                                  By:IKON RECEIVABLES FUNDING, INC.,
                                     as Sole Member and Initial Manager

                                  By: /s/ Jack Quinn
                                     ---------------
                                     Name:  Jack Quinn
                                     Title: Treasurer


Dated:  May 30, 2000

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                                 EXHIBIT INDEX
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Exhibit No.      Description
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99.1             Related Computational Materials (as defined in Item 5 above)
                 distributed by Chase Securities Inc.

99.2 Related Computational Materials (as defined in Item 5 above) distributed by Lehman Brothers.

99.3 Other Materials (as defined in Item 5 above) distributed by Chase Securities Inc.

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